Exhibit 99.1

LEISURE ACQUISITION CORP. ENTERS INTO MERGER AGREEMENT FOR BUSINESS COMBINATION WITH ENSYSCE BIOSCIENCES, INC.

●	Ensysce Biosciences, a clinical stage biopharmaceutical company with a mission to solve prescription drug abuse, is focused on launching a new class of opioid pain therapeutics.
●	Ensysce Biosciences is working towards the commercialization of its lead product based on revolutionary Trypsin Activated Abuse Protection (TAAP™) and Multi-Pill Abuse Resistant (MPAR™) drug platforms.
●	Transaction values Ensysce Biosciences at an enterprise value of $207 million and is not subject to financing contingencies.
●	Existing shareholders of Ensysce Biosciences will be rolling their entire interest into the combined Company.

New York, NY and San Diego, CA, February 1, 2021 / PRNewswire/ -- Leisure Acquisition Corp. (“Leisure”) (NASDAQ: LACQ, LACQU, LACQW), a special purpose acquisition company formed for the purpose of effecting a merger, acquisition or similar business combination, announced today that it has entered into a definitive agreement to acquire Ensysce Biosciences, Inc. (together with its affiliated entities, “Ensysce” or the “Company”). The transaction reflects an enterprise valuation for Ensysce of $207 million, including the Company’s existing convertible indebtedness, but excluding transaction expenses as well as the impact of Leisure’s sponsor shares and subject to certain closing adjustments.

Consideration paid to Ensysce’s shareholders for their interests in the Company will consist of shares of Leisure common stock issued at a price equal to $10.00 per share. Assuming none of Leisure’s shares of common stock are redeemed for cash in trust, Ensysce’s existing shareholders would own approximately 71% of the combined company’s outstanding common stock at closing. Certain liabilities of Ensysce are expected to remain in place at closing, and all of Ensysce’s convertible debt will be converted into common stock of the combined company upon closing of the transaction. Ensysce’s existing options and warrants will be exchanged for equivalent securities in Leisure on their existing terms (with standard adjustments to exercise price and underlying shares, consistent with the transaction exchange ratio).

Innovator in Deterring Abuse and Overdose Potential from Opioids

Ensysce is a clinical-stage drug company that is developing an innovative new class of powerful, tamper-proof prescription medicines that seek to prevent both drug abuse and drug overdoses. The Company has created two revolutionary new drug platforms that have been proven clinically to be safe and effective. 1 Ensysce believes Trypsin Activated Abuse Protection (TAAP™) is the only approach that protects against all forms of abuse (snorting, chewing and injecting), accomplished through the Company’s proprietary chemical modulation that inactivates the ingredient until it is swallowed. The Company’s Multi-Pill Abuse Resistant (MPAR™) overdose-protection is designed to work in unison with TAAP™ in order to eliminate drug overdoses.

The Company’s lead program addresses the unmet need for safe, abuse-resistant opioids. With its lead drug candidate PF614, Ensysce has secured FDA “Fast-Track” status and is permitted to use the 505(b)(2) regulatory pathway to accelerate the development timeline. Ensysce believes this will allow for PF614 to be commercialized within three years and to become the drug of choice for responsible severe pain therapy. With several drugs in the pipeline, Ensysce seeks to achieve approximately 20% of the branded opioid market in the United States by 2030.

1 https://clinicaltrials.gov/ct2/show/NCT02454712

Ensysce Pipeline

Ensysce’s drug portfolio, consisting of TAAP™, which has been granted “Fast Track” status, and MPAR™, spans an approximate $9 billion and an approximate $13 billion Pain & Addiction and ADHD market, respectively, in the United States. Ensysce believes its pipeline of Pain & Addiction and ADHD candidates using TAAP™ & MPAR™ technologies show advantageous clinical and regulatory positioning because they are safe, effective prodrugs with a decreased development time due to the FDA 505(b)(2) pathway. Further, Ensysce believes certain of its strategic advantages are due to the new drug class designation with potential extended market exclusivity. The Company’s leading drug candidate, PF614, is currently positioned to enter the Chronic Pain market in 2024, where market growth has been driven by the rising prevalence of chronic conditions, the surging geriatric population and increasing government support regarding chronic pain management. Other drug candidates in the Company’s development pipeline for each of Chronic and Acute Pain Management are expected to follow as the Company progresses its planned clinical roll out of products.

Seasoned Management and Board

Ensysce’s management team is comprised of seasoned industry veterans, led by Chief Executive Officer Dr. Lynn Kirkpatrick, who will continue as CEO of the combined company. Dr. Kirkpatrick will continue to be supported by William Schmidt (Chief Medical Officer), Geoff Birkett (Chief Commercial Officer) and Richard Wright (Chief Business Officer) and a highly experienced Advisory Board. Leisure Executive Chairman Lorne Weil and Chief Executive Officer Daniel Silvers are each expected to remain directors of the combined company while each of Leisure’s other existing directors will resign in connection with closing of the transaction.

Management Commentary

Ensysce’s CEO, Dr. Lynn Kirkpatrick, stated, “Ensysce has achieved significant milestones in its development of the TAAP™ and MPAR™ drug platforms. As we move through our Phase 2 and Phase 3 clinical trials, we expect that our products will satisfy an unmet need in the market: opioid pain therapeutics that limit the potential for abuse or overdose. We are excited to partner with Leisure as we continue to execute our development and commercialization plans. Lorne and Dan’s collective experience and extensive relationships, combined with access to public capital markets, are expected to favorably position the Company to achieve its growth targets. The entire Ensysce team looks forward to working with the team at Leisure to create value for shareholders over the long-term.”

Leisure Executive Chairman Lorne Weil and Chief Executive Officer Daniel Silvers jointly commented, “We are excited to partner with the Ensysce team, led by Dr. Kirkpatrick, as it seeks to accelerate Ensysce’s growth through the many high-return initiatives already in place as well as by pursuing potential future accretive transactions.”

Prospective Ensysce Milestones

Ensysce management has established the following operational milestones for 2021 and 2022:

●	Complete a multi-ascending dose and bioequivalence clinical study for PF614 in healthy subjects
●	Complete two Human Abuse Liability studies for PF614
●	Complete a Phase 1 safety study with pharmaceutic development milestones for PF614-MPAR
●	Identify a lead drug candidate in its Opioid Use Disorder program

The Company expects to provide updates with respect to these milestones, and other material developments, to the extent material information becomes available.

Key Transaction Terms

At the closing of the Transaction, Ensysce Biosciences, Inc. will merge into a wholly-owned subsidiary of Leisure. In connection with the merger, outstanding shares of Ensysce (including shares resulting from the conversion of Ensyce’s convertible debt prior to closing) will be converted in the business combination into the right to receive shares of Leisure at an exchange rate of .06585. In addition, Ensysce’s existing options and warrants will be exchanged for equivalent securities in Leisure on their existing terms (with standard adjustments to exercise price and underlying shares, consistent with the foregoing exchange rate).

The combined company’s sources of available cash are expected to be comprised of: (i) cash in Leisure’s trust account (subject to any redemptions), (ii) any excess cash on the respective balance sheets of Leisure and Ensysce at the closing date and (iii) any proceeds drawn pursuant to a $60 million forward equity purchase facility previously entered into by Ensysce. The combined company’s available cash is expected to be used to: (i) pay transaction fees and expenses and (ii) for general corporate purposes of the combined company.

Additional information about the transaction will be provided in a Current Report on Form 8-K that will contain an investor presentation to be filed by Leisure with the Securities and Exchange Commission (SEC) and will be available at www.sec.gov. In addition, Leisure intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/ prospectus, and will file other documents regarding the proposed transaction with the SEC.

Timing and Approvals

The proposed transaction has been unanimously approved by the Boards of Directors of both Leisure and Ensysce, and is expected to close in the second quarter of 2021, subject to approval by Leisure’s shareholders, required regulatory approvals and other customary closing conditions. Upon closing, Leisure intends to change its name to Ensysce Biosciences, Inc. and remain on the Nasdaq Capital Market, listed under the new ticker symbol ENSC.

Leisure Nasdaq Update

As previously disclosed in its SEC filings, Leisure received a notice from Nasdaq regarding non-compliance with certain listing rules and the potential delisting of Leisure’s equity securities from the Nasdaq Capital Market. On January 27, 2021, the Nasdaq Hearing Panel granted Leisure’s request for the continued listing of its equity securities on the Nasdaq Capital Market pursuant to an extension, subject to certain milestones, through June 1, 2021 so that Leisure may seek to complete an initial business combination and regain compliance with the listing rules. If the Company does not regain compliance by the required date, Nasdaq would delist Leisure’s equity securities from the Nasdaq Capital Market. Additional information is available in Leisure’s filings with the SEC.

Advisors

Proskauer Rose LLP acted as legal counsel to Leisure. Troutman Pepper LLP acted as legal counsel to Ensysce.

Investor Conference Call Information

Leisure and Ensysce will jointly host an investor conference call to discuss the business combination on Wednesday, February 3, 2021 at 11:00 AM ET.

Interested parties may listen to the call via telephone by dialing 1-877-870-4263, or for international callers, 1-412-317-0790. An audio replay will be available shortly after the call at www.leisureacq.com.

An investor presentation will be made available at www.leisureacq.com prior to the call.

About Leisure Acquisition Corp.

Leisure is a blank check company formed for the purpose of effecting a merger or other business combination with a target company.  Leisure is led by Lorne Weil and Daniel Silvers and completed its Initial Public Offering in December 2017. Leisure is listed on the Nasdaq Capital Market (NASDAQ: LACQ).

Additional information can be found at www.leisureacq.com.

About Ensysce Biosciences, Inc.

Ensysce’s TAAP™ chemical modifications overcome abuse, especially for the highly abused opioid and ADHD prescription drugs. As the use of opioids have risen sharply over the last two decades, rates of addiction and overdose deaths have dramatically increased. Drug overdose deaths are now the leading cause of accidental death in the U.S. Abuse Deterrent Formulation (ADF) and modifications of opioids have not stemmed this epidemic. Ensysce’s Trypsin Activated Abuse Protection (TAAP™) and Multi-Pill Abuse Resistance (MPAR™) products are anticipated to provide safe options to treat pain and provide a promise of halting opioid deaths. Ensysce’s TAAP™/MPAR™ platforms are covered by an extensive worldwide intellectual property portfolio for a wide array of prescription drug prodrug compositions. Additional information can be found at www.ensysce.com.

Important Information and Where to Find It

This press release relates to a proposed transaction between Ensysce and Leisure. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, Leisure intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/ prospectus. Promptly after the registration statement is declared effective by the SEC, Leisure will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. Investors and security holders of Leisure are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the transaction that Leisure will file with the SEC when they become available because they will contain important information about Leisure, Ensysce and the transaction. The preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Leisure with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). The documents filed by Leisure with the SEC also may be obtained free of charge at Leisure’s website at www.leisureacq.com or upon written request to Leisure at 250 West 57th Street, Suite 415, New York, New York 10107, or by calling Leisure at (212) 565-6940.

Participants in the Solicitation

Leisure, Ensysce and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Leisure’s shareholders in connection with the proposed transaction. Information about Leisure’s directors and executive officers and their ownership of Leisure’s securities is set forth in Leisure’s definitive proxy statement filed with the SEC on November 3, 2020. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Leisure, the combined company or Ensysce, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Ensysce’s business strategy, prospective milestones, cash resources and ability to obtain additional funding, current and prospective drug product candidates, planned clinical trials and preclinical activities and potential product approvals, as well as the potential for market acceptance of any approved products and the related market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management teams of Ensysce and Leisure and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Ensysce and Leisure. These forward-looking statements are subject to a number of risks and uncertainties, including the risk that the potential product candidates that Ensysce develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release; the risk that Ensysce will be unable to successfully market or gain market acceptance of its product candidates; the risk that Ensysce’s product candidates may not be beneficial to patients or successfully commercialized; the risk that Ensysce has overestimated the size of the target market, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; the effects of competition on Ensysce’s business; the risk that third parties on which Ensysce depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Ensysce’s business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics, including the ongoing COVID-19 pandemic; the risk that Ensysce will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; the potential inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Leisure is not obtained; the risk that Leisure is unable to maintain the listing of its securities on the Nasdaq stock market; the risk that proceeds from the $60 million forward equity purchase facility may be less than anticipated; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by Leisure’s stockholders, and those factors discussed in Leisure’s Form 10-K for the year ended December 31, 2019, under the heading “Risk Factors,” and other documents Leisure has filed, or will file, with the SEC, including a registration statement on Form S-4 that will include a proxy statement/prospectus. If any of these risks materialize or Leisure’s and Ensysce’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Leisure nor Ensysce presently know, or that neither Leisure nor Ensysce currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements do not reflect Leisure’s or Ensysce’s expectations, plans or forecasts of future events and views as of the date of this press release. Neither Leisure nor Ensysce anticipate that subsequent events and developments will cause Leisure’s and Ensysce’s assessments to change. However, while Leisure and Ensysce may elect to update these forward-looking statements at some point in the future, Leisure and Ensysce specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Leisure’s or Ensysce’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact:

For Leisure:     George Peng (CFO, Leisure): +1 646 565 6940

For Ensysce:    Lynn Kirkpatrick (CEO, Ensysce): +1 858-263-4196

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